SUPPLEMENT TO PROSPECTUS OF
                         EVERGREEN DOMESTIC GROWTH FUNDS


I.       Evergreen Stock Selector Fund

         Effective immediately, page 18 of the prospectus under "FUND FACTS" is revised to state:

         Dividend Payment Schedule:
          o  Annually


May 15, 2000


II.      Evergreen Strategic Growth Fund

         Effective July 1, 2000, the Fund will change its name to Evergreen Large Company Growth Fund.

         Evergreen Stock Selector Fund
         Evergreen Tax Strategic Equity Fund

         Effective July 24, 2000, the section of the prospectus entitled "THE FUNDS' PORTFOLIO MANAGERS" is supplemented to reflect the following change:

     William E. Zieff joined First Capital Group (FCG) in January 2000 as Managing Director of Global Structured Products. Mr. Zieff's previous experience includes Managing Director and co-Chief Investment Officer of the Global Asset Allocation group at Putnam Investments, Inc. from November 1996 to December 1998. From October 1992 until November 1996, Mr. Zieff was portfolio manager and head of Asset Allocation at Grantham, Mayo Van Otterloo & Co. LLC.


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